Exhibit 99.6

Item 9A.   Controls and Procedures

(a)   Evaluation of Disclosure Controls and Procedures

The Company’s management, under the supervision of and with the participation of the Company’s Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the Company’s disclosure controls and procedures, as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of December 31, 2005. Based on such evaluation, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of such period, the Company’s disclosure controls and procedures are not effective and reasonably designed to ensure that all material information relating to the Company required to be included in the Company’s reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission due to the Company’s material weaknesses in internal control over financial reporting that existed as of December 31, 2005, as described below.

(b)   Management’s Report on Internal Control Over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting, as that term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). Internal control over financial reporting refers to the processes designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and includes policies and procedures that:

•    pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

•    provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

•    provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness in internal control over financial reporting is a significant deficiency, or a combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the criteria contained in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission. Based on that evaluation, management has concluded that, as of December 31, 2005, the Company did not maintain effective internal control over financial reporting because of the following material weaknesses in internal control over financial reporting.

•   Inadequate controls at HHMLP related to the existence and accuracy of revenue. Specifically, the following two reconciliation controls were designed to ensure the existence and accuracy of revenue, (i) a reconciliation of cash received in the Company’s bank account to the revenue recorded in the financial statements and (ii) a reconciliation of rooms occupied per the hotel reservation system to the number of rooms for which revenue was recorded in the financial statements. These revenue reconciliations were not operating effectively. These deficiencies resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

•   Inadequate controls at HHMLP related to completeness and accuracy of payroll expense. Specifically, a control was designed to compare the payroll costs as calculated by the third party who administers the Company’s payroll to payroll expense recorded in the general ledger. This control was not consistently performed. This deficiency resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

•   Inadequate controls related to the approval of journal entries and the review and analysis of account reconciliations and related data. Specifically, controls over the approval of the Company’s journal entries prepared by HHMLP personnel from account reconciliations and related data were not being performed. Additionally, controls related to the review and analysis of the Company’s account reconciliations and related data were not always performed timely or by personnel with the appropriate level of experience or knowledge. The failure of these controls resulted in material errors in hotel accounts receivable, due from related parties, accounts payable and accrued expenses, minority interest, hotel operating expenses, general and administrative expenses, other revenue, (loss) income in joint venture investments, income allocated to minority interest and the classification of proceeds from mortgages and notes payable in connection with the purchase of hotel property assets in the consolidated statement of cash flows. These errors were corrected prior to the issuance of the consolidated financial statements.

•   Inadequate controls designed to ensure the completeness of accounts payable and accrued expenses. Specifically, the Company lacks controls designed to ensure the completeness of the Company’s accounts payable and accrued expenses administered by HHMLP.  The failure of these controls resulted in material errors in accounts payable and accrued expenses, hotel operating expenses and general and administrative expenses. These errors were corrected prior to the issuance of the consolidated financial statements.

We acquired Fairfield Inn, Laurel, MD, McIntosh Portfolio, Courtyard by Marriott, Brookline, MA, LTD Associates One, LLC and LTD Associates Two, LLC during the year ended December 31, 2005 and excluded from our assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2005, their internal control over financial reporting associated with total assets of $141.7 million and total revenues of $14.4 million included in the consolidated financial statements for the year ended December 31, 2005.

Management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005 has been audited by KPMG LLP, an independent registered public accounting firm, as stated in their attestation report which appears herein in Item 9A.

(c)   Changes in Internal Control Over Financial Reporting

In connection with our annual assessment of internal control over financial reporting, management identified certain material weaknesses in internal control, which are described in our Annual Report on Form 10-K for the year ended December 31, 2005. In response to the material weaknesses identified by the Company, the Company and HHMLP have taken certain remedial measures in response to identified material weaknesses. To date, the remedial measures occurring during the nine months ended September 30, 2006 include the following:

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HHMLP has hired additional senior accounting professionals including a corporate controller and director of internal audit. The Company intends to continue its oversight of the internal control improvements being implemented by HHMLP and other third party service providers.

•
The Company has worked with HHMLP to establish additional and more rigorous procedures to be performed by HHMLP to prepare and review financial information prior to release to the Company for inclusion in the consolidated financial statements.

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HHMLP, in cooperation with the Company, has taken steps to better inform and train hotel and corporate level accounting employees regarding controls over revenue accounting, account reconciliations and account analysis.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Hersha Hospitality Trust:

We have audited management's assessment, included in the accompanying Management’s Report on Internal Control Over Financial Reporting (Item 9A(b)), that Hersha Hospitality Trust (the Company) did not maintain effective internal control over financial reporting as of December 31, 2005, because of the effect of material weaknesses identified in management's assessment, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The following material weaknesses have been identified and included in management's assessment as of December 31, 2005:

•   Inadequate controls at Hersha Hospitality Management, LP (HHMLP) related to the existence and accuracy of revenue. Specifically, the following two reconciliation controls were designed to ensure the existence and accuracy of revenue: (i) a reconciliation of cash received in the Company’s bank account to the revenue recorded in the financial statements and (ii) a reconciliation of rooms occupied per the hotel reservation system to the number of rooms for which revenue was recorded in the financial statements. These revenue reconciliations were not operating effectively. These deficiencies resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

•   Inadequate controls at HHMLP related to completeness and accuracy of payroll expense. Specifically, a control was designed to compare the payroll costs as calculated by the third party who administers the Company’s payroll to payroll expense recorded in the general ledger. This control was not consistently performed. This deficiency resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

•   Inadequate controls related to the approval of journal entries and the review and analysis of account reconciliations and related data. Specifically, controls over the approval of the Company’s journal entries prepared by HHMLP personnel from account reconciliations and related data were not being performed. Additionally, controls related to the review and analysis of the Company’s account reconciliations and related data were not always performed timely or by personnel with the appropriate level of experience or knowledge. The failure of these controls resulted in material errors in hotel accounts receivable, due from related parties, accounts payable and accrued expenses, minority interest, hotel operating expenses, general and administrative expenses, other revenue, (loss) income in joint venture investments, income allocated to minority interest and the classification of proceeds from mortgages and notes payable in connection with the purchase of hotel property assets in the consolidated statement of cash flows.

•   Inadequate controls designed to ensure the completeness of accounts payable and accrued expenses. Specifically, the Company lacks controls designed to ensure the completeness of the Company’s accounts payable and accrued expenses administered by HHMLP. The failure of these controls resulted in material errors in accounts payable and accrued expenses, hotel operating expenses and general and administrative expenses.

The Company acquired Fairfield Inn, Laurel, MD., McIntosh Portfolio, Courtyard by Marriott, Brookline MA, LTD Associates One, LLC and LTD Associated Two, LLC ( the Acquisitions) during the year ended December 31, 2005, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, the Acquisitions’ internal control over financial reporting associated with total assets of $141.7 million and total revenues of $14.4 million included in the consolidated financial statements of the Company as of and for the year ended December 31, 2005. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of the Acquisitions.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of the Company as of December 31, 2005 and 2004, and the related consolidated statements of operations, shareholders’ equity and comprehensive income and cash flows for the year then ended. These material weaknesses were considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2005 consolidated financial statements, and this report does not affect our report dated March 17, 2006, which expressed an unqualified opinion on those consolidated financial statements.

In our opinion, management's assessment that the Company did not maintain effective internal control over financial reporting as of December 31, 2005, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework issued by COSO. Also, in our opinion, because of the effect of the material weaknesses described above on the achievement of the objectives of the control criteria, the Company has not maintained effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control—Integrated Framework issued by COSO.

/s/ KPMG LLP

Harrisburg, Pennsylvania
March 17, 2006